1 Teleflex Incorporated Fourth Quarter 2016 Earnings Conference Call

2 Conference Call Logistics The release, accompanying slides, and replay webcast are available online at www.teleflex.com (click on “Investors”) Telephone replay available by dialing 855-859-2056 or for international calls, 404- 537-3406, pass code number 65576607

3 Introductions Benson Smith Chairman and CEO Liam Kelly President and COO Thomas Powell Executive Vice President and CFO Jake Elguicze Treasurer and Vice President of Investor Relations

4 Note on Forward-Looking Statements This presentation and our discussion contain forward-looking information and statements including, but not limited to, expected 2017 revenue growth from new product sales; our expectation that our acquisition of Vascular Solutions, Inc. will be accretive to our 2017 adjusted earnings per share results; forecasted 2017 GAAP and constant currency revenue growth, GAAP and adjusted gross and operating margins and adjusted earnings per share and the items that are expected to impact each of those forecasted results; our assumptions with respect to the euro to U.S. dollar exchange rate for 2017 and our adjusted weighted average shares for 2017; estimated pre-tax charges we expect to incur and annualized pre-tax savings we expect to realize in connection with our restructuring programs; our expectations with respect to when we will begin to realize savings from our restructuring programs and when those programs will be substantially completed; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward–looking statements. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K. Note on Non-GAAP Financial Measures This presentation refers to certain non-GAAP financial measures, including, but not limited to, constant currency revenue growth, adjusted diluted earnings per share, adjusted gross and operating margins and adjusted tax rate. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Tables reconciling these non-GAAP financial measures to the most comparable GAAP financial measures are contained within the appendices to this presentation. Additional Notes Unless otherwise noted, the following slides reflect continuing operations.

5 Executive Summary Fourth quarter 2016 revenue of $513.9 million • Up 6.1% vs. prior year period on an as-reported basis • Up 6.9% vs. prior year period on a constant currency basis Fourth quarter 2016 Earnings Per Share • GAAP EPS of $1.29, down 31.4% vs. prior year period • Adjusted EPS of $2.13, up 6.0% vs. prior year period Full year 2016 revenue of $1.87 billion • Up 3.2% vs. prior year on an as-reported basis • Up 4.1% vs. prior year on a constant currency basis Full year 2016 Earnings Per Share • GAAP EPS of $4.98, up 1.4% vs. prior year • Adjusted EPS of $7.34, up 16.0% vs. prior year Note: See appendices for reconciliations of non-GAAP information

6 Executive Summary Succession Planning Update • Benson Smith to retire as Chief Executive Officer effective December 31, 2017 • Mr. Smith, a Teleflex Board member since 2005, will continue to serve as Teleflex’s Chairman of the Board. He has been nominated by Teleflex’s Board of Directors to serve for another three year term if elected by Teleflex’s stockholders at the 2017 annual meeting to be held in May, 2017 • Liam Kelly, who currently serves as Teleflex’s President and Chief Operating Officer, has been named by the Teleflex Board of Directors to succeed Mr. Smith as Chief Executive Officer following Mr. Smith’s retirement

7 Fourth Quarter Highlights Fourth quarter 2016 constant currency revenue growth of 6.9% • Sales volume of existing products contribute 4.5% of constant currency growth • Sales volume of new products contribute 1.6% of constant currency growth • Acquisitions contribute 0.4% of constant currency revenue growth • Pricing increases contribute 0.4% of constant currency growth Note: See appendices for reconciliations of non-GAAP information

8 Segment Revenue Review Q4’16 Q4’15 Constant Currency Revenue Commentary Vascular N.A.: $95.7 million, up 5.9% Anesthesia N.A.: $54.9 million, up 8.5% Surgical N.A.: $48.3 million, up 12.2% EMEA: $135.7 million, up 3.0% Asia: $73.0 million, up 5.4% OEM: $45.3 million, up 20.0% All Other: $61.0 million, up 5.5% Note: Increases and decreases in revenue referred to above are as compared to results for the fourth quarter of 2015. See appendices for reconciliations of non-GAAP information. 19% 9% 11% 26% 14% 9% 12% Vascular North America Surgical North America Anesthesia North America EMEA Asia OEM All Other 19% 9% 10% 28% 14% 8% 12% Vascular North America Surgical North America Anesthesia North America EMEA Asia OEM All Other

9 Group Purchasing Organization and IDN Review Track record of expansion of contractual agreements continues in Q4’16 Group Purchasing Organization Update • 3 renewed agreements • 1 existing agreement not renewed IDN Update • 15 renewed agreements • 4 new agreements • 3 existing agreements not renewed

Product Introductions and Regulatory Approvals

Arrow® VPS Rhythm™ Device with Optional TipTracker™ Technology

PRODUCT DESCRIPTION

Recently received FDA 510(k) clearance for the Arrow® VPS Rhythm™ Device expands Teleflex's Catheter Tip Navigation and Placement portfolio to now include familiar ECG-only technology for the elimination of confirmatory chest X-ray.

The Arrow® VPS Rhythm™ Device assists in placement and confirmation of a catheter tip in the SVC-CAJ (superior vena-cava-cavoatrial junction); it may be used with a broad range of catheter types and brands. Intravascular P-wave changes are saved as the catheter approaches the SVC, helping to identify the lower 1/3 of the SVC, near the CAJ, eliminating the need for confirmatory chest X-ray or fluoroscopy in adult patients. When paired with the single-use TipTracker™ Stylet for insertion of peripherally-inserted central catheters (PICCs), the Arrow® VPS Rhythm™ Device provides real-time visual navigation by tracing the catheter pathway with a blue line on a color screen. The Device has an expansive sphere of visual navigation to provide easy navigation of the PICC during insertion.


Teleflex
HR
60
PICC

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Teleflex®

11 Product Introductions and Regulatory Approvals LMA® Gastro™ Airway with Cuff Pilot™ Technology PRODUCT DESCRIPTION The LMA® Gastro™ Airway is the first laryngeal mask designed specifically to facilitate esophageal access and promote airway control during endoscopic procedures. Indicated for airway management in adult patients undergoing endoscopic procedures, the LMA® Gastro™ Airway is designed to maintain a patent airway throughout the procedure to support patient safety. The LMA® Gastro™ Airway also features Cuff Pilot™ Technology – an integrated, cuff pressure indicator that constantly monitors cuff pressure, detecting changes resulting from fluctuations in temperature, nitrous oxide levels and movements within the airway. It provides at-a-glance feedback, highlighting changes that could affect patient safety.1 The continuous control of intracuff pressure through in-line (or integrated) cuff pressure monitoring has been clinically shown to reduce the risk of post-operative airway morbidity or leaks.1,2 In addition, the LMA® Gastro™ Airway has an integral bite block to reduce the potential for damage to the endoscope due to biting, helping to avoid costly repairs. 1. Martin DP, Bhalla T, Thung A, Tobias JD. Clinical evaluation of a novel LMA with a color-coded pressure gauge. Int J Pediatr Otorhinolaryngol. 2013;77(1):76-78. 2. Wong DT, Tam AD, Mehta V, Raveendran R, Riad W, Chung FF. New supraglottic airway with built-in pressure indicator decreases postoperative pharyngolaryngeal symptoms: a randomized controlled trial. Can J Anaesth. 2013;60(12):1197-1203.

12 New Product Revenue Growth Trend 25 new products and line extensions introduced in 2016 and 88 since 2013 Revenue growth acceleration from new product introductions expected to continue in 2017 driven by contributions from MiniLap, Percuvance, VPS CG+, VPS Rhythm, AC3, LMA Protector 0.9% 1.1% 1.3% 1.4% to 1.6% 0.4% 0.9% 2.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2014 2015 2016 2017E Total Company North America

13 Acquisition Update Completed Acquisition of Vascular Solutions 1. Highly strategic and complementary acquisition − Significantly advances Teleflex’s offering of vascular and interventional solutions − Adds over 90 proprietary products and services that are sold to interventional cardiologists, interventional radiologists, electrophysiologists and vein specialists 2. Accelerates Teleflex’s sales growth trajectory and provides sales channel opportunity − Vascular Solutions has consistently generated > 10% revenue growth per year − Ability to capitalize on Teleflex’s existing international infrastructure to drive further O.U.S. penetration of Vascular Solutions product offerings 3. Improves R&D pipeline − Acquisition provides a robust pipeline of new and next-generation products that address complex interventions, radial artery catheterizations and embolization procedures 4. Compelling financial profile that substantially improves Teleflex’s revenue growth, margins, earnings and cash flow generation capabilities − Expected to be accretive to adjusted earnings per share1 in 2017, including the impact of incremental interest expense associated with financing the transaction − Fits into existing strategic business unit franchises and call points allowing for synergies 1 - Adjusted earnings per share excludes specified items such as amortization of acquired intangibles, inventory step-up, restructuring costs and other costs incurred to execute the transaction. Adjusted earnings per share is a non-GAAP financial measure and should not be considered a replacement for GAAP results.

14 Fourth Quarter Financial Review Revenue of $513.9 million • Up 6.1% vs. prior year period on an as-reported basis • Up 6.9% vs. prior year period on a constant currency basis Gross Margin • GAAP gross margin of 53.1%, down 60 bps vs. prior year period • Adjusted gross margin of 53.8%, down 30 bps vs. prior year period Operating Margin • GAAP operating margin of 13.0%, down 700 bps vs. prior year period • Adjusted operating margin of 25.0%, up 130 bps vs. prior year period Tax Rate • GAAP tax rate of (19.8%), down 1,070 bps vs. prior year period • Adjusted tax rate of 16.5%, up 290 bps vs. prior year period Earnings Per Share • GAAP EPS of $1.29, down 31.4% vs. prior year period • Adjusted EPS of $2.13, up 6.0% vs. prior year period Note: See appendices for reconciliations of non-GAAP information

15 2017 Financial Outlook Assumptions 2017 revenue guidance assumes volume and new product revenue growth rates similar to 2016 levels and an acceleration in total constant currency revenue growth due to acquisition of Vascular Solutions Volume 1.80% 2.40% New Product Introductions 1.40% 1.60% Price 0.50% 0.60% Previously completed M&A excluding Vascular Solutions 0.30% 0.40% Vascular Solutions 8.50% 9.00% Forecasted 2017 Constant Currency Revenue Growth Range 12.50% to 14.00% Foreign Exchange -2.50% -2.50% Forecasted 2017 GAAP Revenue Growth Range 10.00% to 11.50%

16 2017 Financial Outlook Assumptions 2017 Adjusted Gross Margin Drivers Gross margin expansion in 2017 as compared to 2016 expected to be driven by: • Cost improvement programs • Benefits from 2014 and 2016 restructuring plans • Favorable product mix • Improved pricing • New product introductions • Vascular Solutions acquisition Gross margin impacted negatively in 2017 as compared to 2016 due to: • Foreign currency exchange rates Note: figures represent adjusted gross margin. See Appendices for reconciliation of actual and forecasted GAAP results to actual and forecasted adjusted results. +140 bps

17 2017 Financial Outlook Assumptions 2017 Adjusted Operating Margin Drivers Improved financial leverage generated during 2015 and 2016 expected to continue in 2017 Adjusted gross margin improvement expected to contribute between 130 and 190 basis points SG&A expense cost control allows for investment into R&D productivity initiatives while still driving more than a one-for-one flow through between adjusted gross and operating margin expansion: • Additional R&D investments in both Vascular and Surgical product development • Additional investments in sales force in North America and Asia • Reduced spending due to benefits from 2016 SG&A focused restructuring initiative Note: figures represent adjusted operating margin. See Appendices for reconciliation of actual and forecasted GAAP results to actual and forecasted adjusted results. +260 bps

18 2017 Financial Outlook Assumptions Base business portfolio capable of generating consistent revenue growth and operating leverage, coupled with addition of Vascular Solutions, expected to lead to 2017 adjusted EPS growth of 9.0% to 11.0% Note: see Appendices for tables reconciling actual and forecasted adjusted earnings per share results to actual and forecasted GAAP earnings per share results. 2016 Adjusted Earnings per Share $7.34 $7.34 Base business $1.12 to $1.17 China Go-Direct ($0.15) to ($0.12) Interest expense base TFX excluding Vascular Solutions ($0.09) to ($0.08) Weighted average shares ($0.12) to ($0.11) Foreign currency exchange rates ($0.30) to ($0.30) Vascular Solutions $0.20 to $0.25 2017 Adjusted Earnings per Share Outlook $8.00 to $8.15

19 Any Questions?

20 Thank You

21 Appendices

22 Non-GAAP Financial Measures The following appendices include, among other things, tables reconciling the following non-GAAP financial measures to the most comparable GAAP financial measure: • Constant currency revenue growth. This measure excludes the impact of translating the results of international subsidiaries at different currency exchange rates from period to period. • Adjusted diluted earnings per share. This measure excludes, depending on the period presented (i) restructuring and other impairment charges; (ii) certain losses and other charges, including charges related to acquisition and facility consolidations, net of reversals related to contingent consideration liabilities and the medical device tax; (iii) amortization of the debt discount on the Company’s convertible notes; (iv) intangible amortization expense; and (v) tax benefits resulting primarily from the expiration of applicable statutes of limitations for prior year returns and/or the resolution of audits or filing of emended returns with respect to prior tax years, and tax law changes affecting the Company’s deferred tax liability. In addition, the calculation of diluted shares within adjusted earnings per share gives effect to the anti- dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares). • Adjusted gross margin. This measure excludes, depending on the period presented, certain losses, other charges and charge reversals, primarily related to facility consolidations. • Adjusted operating margin. This measure excludes, depending on the period presented, (i) the impact of restructuring and other impairment charges; (ii) losses and other charges primarily related to acquisition and facility consolidations, net of reversals related to contingent consideration liabilities and the medical device tax; and (iii) intangible amortization expense. • Adjusted tax rate. This measure is the percentage of the Company’s adjusted taxes on income from continuing operations to its adjusted income from continuing operations before taxes. Adjusted taxes on income from continuing operations excludes, depending on the period presented, the impact of tax benefits or costs associated with (i) restructuring and impairment charges; (ii) amortization of the debt discount on the Company’s convertible notes; (iii) intangible amortization expense; (iv) the resolution of, or expiration of statutes of limitations with respect to, various prior years’ tax matters and tax law changes affecting our deferred tax liability; and (vii) losses and other charges primarily related to acquisition and facility consolidation charges, net of reversals related to contingent consideration liabilities and the medical device excise tax.

23 APPENDIX A – RECONCILIATION OF CONSTANT CURRENCY REVENUE GROWTH DOLLARS IN MILLIONS December 31, 2016 December 31, 2015 Constant Currency Currency Total Vascular North America 95.7$ 90.3$ 5.9% 0.0% 5.9% Anesthesia North America 54.9 50.6 8.5% 0.0% 8.5% Surgical North America 48.3 43.1 12.2% 0.0% 12.2% EMEA 135.7 135.2 3.0% (2.6%) 0.4% Asia 73.0 69.2 5.4% 0.0% 5.4% OEM 45.3 37.8 20.0% (0.2%) 19.8% All Other 61.0 58.3 5.5% (0.8%) 4.7% Net Revenues 513.9$ 484.5$ 6.9% (0.8%) 6.1% Three Months Ended % Increase / (Decrease)

24 APPENDIX B – RECONCILIATION OF CONSTANT CURRENCY REVENUE GROWTH DOLLARS IN MILLIONS December 31, 2016 December 31, 2015 Constant Currency Currency Total Vascular North America 350.5$ 334.9$ 4.8% (0.2%) 4.6% Anesthesia North America 198.8 189.2 5.2% (0.2%) 5.0% Surgical North America 172.2 161.3 7.1% (0.3%) 6.8% EMEA 510.9 514.5 1.1% (1.8%) (0.7%) Asia 249.4 241.7 4.3% (1.1%) 3.2% OEM 161.0 149.4 7.8% 0.0% 7.8% All Other 225.2 218.7 4.2% (1.2%) 3.0% Net Revenues 1,868.0$ 1,809.7$ 4.1% (0.9%) 3.2% Twelve Months Ended % Increase / (Decrease)

25 APPENDIX C – RECONCILIATION OF REVENUE GROWTH DOLLARS IN MILLIONS % Basis Points Three Months Ended December 31, 2015 Revenue As-Reported $484.5 Foreign Currency (3.9) -0.8% (81) Sales Volume Existing Products 21.6 4.5% 445 New Product Sales 7.8 1.6% 161 Pricing 1.8 0.4% 37 Acquisitions 2.2 0.4% 44 Three Months Ended December 31, 2016 Revenue As-Reported $513.9 6.1% Year-over-year growth

26 APPENDIX D – RECONCILIATION OF ADJUSTED GROSS PROFIT AND MARGIN DOLLARS IN THOUSANDS December 31, 2016 December 31, 2015 Teleflex gross profit as-reported 273,052$ 260,316$ Teleflex gross margin as-reported 53.1% 53.7% Losses and other charges, net (A) 3,686 1,895 Adjusted Teleflex gross profit 276,738$ 262,211$ Adjusted Teleflex gross margin 53.8% 54.1% Teleflex revenue as-reported 513,933$ 484,501$ Three Months Ended (A) In 2016 and 2015, losses and other charges, net related primarily to facility consolidations.

27 APPENDIX E – RECONCILIATION OF ADJUSTED GROSS PROFIT AND MARGIN DOLLARS IN THOUSANDS 12/31/16 12/31/15 12/31/14 Teleflex gross profit as-reported 996,200$ 944,403$ 942,428$ Teleflex gross margin as-reported 53.3% 52.2% 51.2% Losses and other charges, net (A) 14,559 9,449 4,886 Adjusted Teleflex gross profit 1,010,759$ 953,852$ 947,314$ Adjusted Teleflex gross margin 54.1% 52.7% 51.5% Teleflex revenue as-reported 1,868,027$ 1,809,690$ 1,839,832$ Year Ended (A) In 2016, 2015 and 2014, losses and other charges, net related primarily to facility consolidations.

28 APPENDIX F – RECONCILIATION OF ADJUSTED OPERATING PROFIT AND MARGIN DOLLARS IN THOUSANDS (A) In 2016, “other impairment charges” included pre-tax, non-cash impairment charges of $41.0 million related to the Company’s Semprus technology and $2.4 million related to two properties, one of which was classified as an asset held for sale. In 2015, there were no “other impairment charges”. (B) In 2016, losses and other charges, net related primarily to reversals related to contingent consideration liabilities, including $8.3 million related to the Company’s Semprus technology, somewhat offset by acquisition and facility consolidation costs. In 2015 losses and other charges, net related primarily to facility consolidations and reflect reversals of previously recorded charges related to contingent consideration liabilities and the medical device excise tax. December 31, 2016 December 31, 2015 Teleflex income from continuing operations before interest and taxes 67,028$ 96,747$ Teleflex income from continuing operations before interest and taxes margin 13.0% 20.0% Restructuring and other impairment charges (A) 46,351 2,131 Losses and other charges, net (B) (919) (1,189) Intangible amortization expense 16,005 17,102 Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense 128,465$ 114,791$ Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense margin 25.0% 23.7% Teleflex revenue as-reported 513,933$ 484,501$ Three Months Ended

29 APPENDIX G – RECONCILIATION OF ADJUSTED OPERATING PROFIT AND MARGIN DOLLARS IN THOUSANDS (A) In 2016, “other impairment charges” included pre-tax, non-cash impairment charges of $41.0 million related to the Company’s Semprus technology and $2.4 million related to two properties, one of which was classified as an asset held for sale. In 2015, there were no “other impairment charges”. (B) In 2016 losses and other charges, net related primarily to facility consolidation and acquisition costs, net of reversals related to contingent consideration liabilities, including $8.3 million related to the Company’s Semprus technology, and the gain on sale of assets. In 2015 losses and other charges, net related primarily to facility consolidation costs and reflects reversals of previously recorded charges related to contingent consideration liabilities, the medical device excise tax and a litigation verdict against the Company with respect to a non-operating joint venture. In 2014, losses and other charges, net related primarily to facility consolidations. 12/31/16 12/31/15 12/31/14 Teleflex income from continuing operations before interest and taxes 319,453$ 315,891$ 284,862$ Teleflex income from continuing operations before interest and taxes margin 17.1% 17.5% 15.5% Restructuring and other impairment charges (A) 59,227 7,819 17,869 Losses and other charges, net (B) 8,504 2,957 3,931 Intangible amortization expense 63,491 62,380 60,926 Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense 450,675$ 389,047$ 367,588$ Adjusted Teleflex income from continuing operations before interest, taxes and intangible amortization expense margin 24.1% 21.5% 20.0% Teleflex revenue as-reported 1,868,027$ 1,809,690$ 1,839,832$ Year Ended

APPENDIX H –

RECONCILIATION OF ADJUSTED EPS FROM CONTINUING OPERATIONS
QUARTER ENDED – DECEMBER 31, 2016
DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	(Gain) loss on sale of business and assets	Interest expense, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$240.9	$144.2	$15.7	$46.4	($0.2)	$16.2	($10.1)	$60.9	$1.29	47,112
Adjustments										
Restructuring and other impairment charges (A)	—	—	—	46.4	—	—	16.5	29.8	$0.63	—
Losses and other charges, net (B)	3.7	(4.4)	0.0	—	(0.2)	3.4	3.4	(1.0)	($0.01)	—
Amortization of debt discount on convertible notes	—	—	—	—	—	1.1	0.4	0.7	$0.02	—
Intangible amortization expense	—	15.9	0.1	—	—	—	4.0	12.0	$0.26	—
Tax adjustment (C)	—	—	—	—	—	—	4.9	(4.9)	($0.10)	—
Shares due to Teleflex under note hedge (D)	—	—	—	—	—	—	—	—	$0.06	(1,343)
Adjusted basis	**$237.2**	**$132.7**	**$15.6**	**—**	**—**	**$11.7**	**$19.3**	**$97.5**	**$2.13**	**45,769**

(A) In 2016, "other impairment charges" included (1) a pre-tax, non-cash $41.0 million impairment charge and $14.9 million reduction in related deferred tax liabilities in connection with the Company's Semprus technology; and (2) $2.4 million in pre-tax, non-cash impairment charges related to two properties, one of which was classified as an asset held for sale and $0.7 million reduction in related deferred tax liabilities.

(B) In 2016, losses and other charges, net related primarily to reversals related to contingent consideration liabilities, including $8.3 million related to the Company's Semprus technology, somewhat offset by acquisition and facility consolidation costs.

(C) The tax adjustment represents a net benefit resulting primarily from (1) the expiration of applicable statutes of limitations for prior year returns and/or the resolution of audits or filing of amended returns with respect to prior tax years, and (2) tax law changes affecting our deferred tax liability.

(D) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company's convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

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Teleflex®

31 APPENDIX I – RECONCILIATION OF ADJUSTED EPS FROM CONTINUING OPERATIONS QUARTER ENDED – DECEMBER 31, 2015 DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA Cost of goods sold Selling, general and administrative expenses Research and development expenses Restructuring and other impairment charges Interest expense, net Income taxes Net income (loss) attributable to common shareholders from continuing operations Diluted earnings per share available to common shareholders Shares used in calculation of GAAP and adjusted earnings per share GAAP Basis $224.2 $148.2 $13.2 $2.1 $13.6 ($7.6) $90.6 $1.88 48,323 Adjustments Restructuring and other impairment charges — — — 2.1 — 0.8 1.3 $0.03 — Losses and other charges, net (A) 1.9 (3.1) — — — 0.3 (1.5) ($0.03) — Amortization of debt discount on convertible notes — — — — 3.4 1.2 2.1 $0.04 — Intangible amortization expense — 17.1 — — — 4.6 12.5 $0.26 — Tax adjustment (B) — — — — — 14.9 (14.9) ($0.31) — Shares due to Teleflex under note hedge (C) — — — — — — — $0.14 (3,440) Adjusted basis $222.3 $134.2 $13.2 — $10.2 $14.2 $90.2 $2.01 44,883 (A) In 2015 losses and other charges, net related primarily to facility consolidations and reflect reversals of previously recorded charges related to contingent consideration liabilities and the medical device excise tax. (B) The tax adjustment represents a net benefit resulting primarily from (1) the expiration of applicable statutes of limitations for prior year returns and/or the resolution of audits or filing of amended returns with respect to prior tax years, and (2) tax law changes affecting our deferred tax liability. (C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company’s convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

APPENDIX J –

RECONCILIATION OF ADJUSTED EPS FROM CONTINUING OPERATIONS
YEAR ENDED – DECEMBER 31, 2016
DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	(Gain) loss on sale of business and assets	Interest expense, net	Loss on extinguishment of debt, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	$871.8	$563.3	$58.6	$59.2	($4.4)	$54.5	$19.3	$8.1	$237.2	$4.98	47,646
Adjustments											
Restructuring and other impairment charges (A)	—	—	—	59.2	—	—	—	19.9	39.3	$0.83	—
Losses and other charges, net (B)	14.6	(1.8)	0.1	—	(4.4)	3.4	—	7.0	4.9	$0.11	—
Amortization of debt discount on convertible notes	—	—	—	—	—	7.2	—	2.6	4.5	$0.10	—
Intangible amortization expense	—	63.1	0.4	—	—	—	—	16.1	47.4	$0.99	—
Loss on extinguishment of debt, net	—	—	—	—	—	—	19.3	7.0	12.2	$0.26	—
Tax adjustment (C)	—	—	—	—	—	—	—	10.7	(10.7)	($0.23)	—
Shares due to Teleflex under note hedge (D)	—	—	—	—	—	—	—	—	—	$0.31	(2,025)
Adjusted basis	**$857.3**	**$502.0**	**$58.1**	—	—	**$43.9**	—	**$71.5**	**$334.8**	**$7.34**	**45,621**

(A) In 2016, "other impairment charges" included (1) a pre-tax, non-cash $41.0 million impairment charge and $14.9 million reduction in related deferred tax liabilities in connection with the Company's Semprus technology; and (2) $2.4 million in pre-tax, non-cash impairment charges related to two properties, one of which was classified as an asset held for sale and $0.7 million reduction in related deferred tax liabilities.

(B) In 2016, losses and other charges, net related primarily to facility consolidation and acquisition costs, net of reversals related to contingent consideration liabilities, including $8.3 million related to the Company's Semprus technology, and the gain on sale of assets.

(C) The tax adjustment represents a net benefit resulting primarily from (1) the expiration of applicable statutes of limitations for prior year returns and/or the resolution of audits or filing of amended returns with respect to prior tax years, and (2) tax law changes affecting our deferred tax liability.

(D) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of the Company's convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

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Teleflex®

APPENDIX K – RECONCILIATION OF ADJUSTED EPS FROM CONTINUING OPERATIONS YEAR ENDED – DECEMBER 31, 2015 DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA

	Cost of goods sold	Selling, general and administrative expenses	Research and development expenses	Restructuring and other impairment charges	(Gain) loss on sale of business and assets	Interest expense, net	Loss on extinguishment of debt, net	Income taxes	Net income (loss) attributable to common shareholders from continuing operations	Diluted earnings per share available to common shareholders	Shares used in calculation of GAAP and adjusted earnings per share
GAAP Basis	**$865.3**	**$569.0**	**$52.1**	**$7.8**	**($0.4)**	**$60.8**	**$10.5**	**$7.8**	**$236.0**	**$4.91**	**48,058**
Adjustments:											
Restructuring and other impairment charges	—	—	—	7.8	—	—	—	2.9	4.9	$0.10	—
Losses and other charges, net (A)	9.4	(6.1)	—	—	(0.4)	—	—	2.5	0.4	$0.01	—
Amortization of debt discount on convertible notes	—	—	—	—	—	13.2	—	4.8	8.4	$0.17	—
Intangible amortization expense	—	62.4	—	—	—	—	—	16.6	45.8	$0.95	—
Loss on extinguish-ment of debt, net	—	—	—	—	—	—	10.5	3.8	6.6	$0.14	—
Tax adjustment (B)	—	—	—	—	—	—	—	19.0	(19.0)	($0.39)	—
Shares due to Teleflex under note hedge (C)	—	—	—	—	—	—	—	—	—	$0.44	(3,350)
Adjusted basis	**$855.8**	**$512.7**	**$52.1**	**—**	**—**	**$47.6**	**—**	**$57.4**	**$283.2**	**$6.33**	**44,708**

(A) In 2015 losses and other charges, net primarily related to facility consolidation costs and reflect reversals of previously recorded charges related to contingent consideration liabilities, the medical device excise tax and a litigation verdict against the Company with respect to a non-operating joint venture.

(B) The tax adjustment represents a net benefit resulting primarily from (1) the expiration of applicable statutes of limitations for prior year returns and/or the resolution of audits or filing of amended returns with respect to prior tax years, and (2) tax law changes affecting our deferred tax liability.

(C) Adjusted diluted shares are calculated by giving effect to the anti-dilutive impact of the Company's convertible note hedge agreements, which reduce the potential economic dilution that otherwise would occur upon conversion of our senior subordinated convertible notes. Under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares.

33

Teleflex®

34 APPENDIX L – RECONCILIATION OF ADJUSTED TAX RATE DOLLARS IN THOUSANDS Three Months Ended December 31, 2016 Income from continuing operations before taxes Taxes on income from continuing operations Tax rate GAAP basis $50,816 ($10,060) -19.8% Restructuring and impairment charges (A) 46,351 16,505 Losses and other charges, net (B) 2,460 3,469 Amortization of debt discount on convertible notes 1,125 418 Intangible amortization expense 16,005 3,984 Tax adjustment (C) 0 4,942 Adjusted basis $116,757 $19,258 16.5% Three Months Ended December 31, 2015 GAAP basis $83,188 ($7,577) -9.1% Restructuring and impairment charges (A) 2,131 797 Losses and other charges, net (B) (1,189) 306 Amortization of debt discount on convertible notes 3,379 1,232 Intangible amortization expense 17,102 4,576 Tax adjustment (C) 0 14,885 Adjusted basis $104,611 $14,219 13.6% (A) In 2016, "other impairment charges" included (1) a pre-tax, non-cash $41.0 million impairment charge and $14.9 million reduction in related deferred tax liabilities in connection w ith the Company's Semprus technology; and (2) $2.4 million in pre- tax, non-cash impairment charges related to tw o properties, one of w hich w as classif ied as an asset held for sale and $0.7 million reduction in related deferred tax liabilities. In 2015, there w ere no "other impairment charges". (C) The tax adjustment represents a net benefit resulting primarily from (1) the expiration of applicable statutes of limitations for prior year returns and/or the resolution of audits or f iling of amended returns w ith respect to prior tax years, and (2) tax law changes affecting our deferred tax liability. (B) In 2016, losses and other charges, net related primarily to reversals related to contingent consideration liabilities, including $8.3 million related to the Company's Semprus technology, somew hat offset by acquisition and facility consolidation costs. In 2015, losses and other charges, net related primarily to facility consolidations and reflect reversals of previously recorded charges related to contingent consideration liabilities and the medical device excise tax.

35 APPENDIX M – RECONCILIATION OF ADJUSTED TAX RATE DOLLARS IN THOUSANDS Year Ended December 31, 2016 Income from continuing operations before taxes Taxes on income from continuing operations Tax rate GAAP basis $245,725 $8,074 3.3% Restructuring and impairment charges (A) 59,227 19,899 Losses and other charges, net (B) 11,883 7,003 Amortization of debt discount on convertible notes 7,154 2,616 Intangible amortization expense 63,491 16,102 Loss on extinguishment of debt 19,261 7,046 Tax adjustment (C) 0 10,742 Adjusted basis $406,741 $71,482 17.6% Year Ended December 31, 2015 GAAP basis $244,646 $7,838 3.2% Restructuring and impairment charges (A) 7,819 2,871 Losses and other charges, net (B) 2,957 2,521 Amortization of debt discount on convertible notes 13,179 4,806 Intangible amortization expense 62,380 16,558 Loss on extinguishment of debt 10,454 3,813 Tax adjustment (C) 0 18,957 Adjusted basis $341,435 $57,364 16.8% (A) In 2016, "other impairment charges" included (1) a pre-tax, non-cash $41.0 million impairment charge and $14.9 million reduction in related deferred tax liabilities in connection w ith the Company's Semprus technology; and (2) $2.4 million in pre- tax, non-cash impairment charges related to tw o properties, one of w hich w as classif ied as an asset held for sale and $0.7 million reduction in related deferred tax liabilities. In 2015, there w ere no "other impairment charges". (C) The tax adjustment represents a net benefit resulting primarily from (1) the expiration of applicable statutes of limitations for prior year returns and/or the resolution of audits or f iling of amended returns w ith respect to prior tax years, and (2) tax law changes affecting our deferred tax liability. (B) In 2016, losses and other charges, net related primarily to facility consolidation and acquisition costs, net of reversals related to contingent consideration liabilities, including $8.3 million related to the Company's Semprus technology, and the gain on sale of assets. In 2015, losses and other charges, net related primarily to facility consolidation costs and reflect reversals of previously recorded charges related to contingent consideration liabilities, the medical device excise tax and a litigation verdict against the Company w ith respect to a non-operating joint venture.

36 APPENDIX N – RECONCILIATION OF 2017 CONSTANT CURRENCY REVENUE GROWTH GUIDANCE Low High Forecasted GAAP Revenue Growth 10.0% 11.5% Estimated Impact of Foreign Currency Exchange Rate Fluctuations 2.5% 2.5% Forecasted Constant Currency Revenue Growth 12.5% 14.0%

37 APPENDIX O – RECONCILIATION OF 2017 ADJUSTED GROSS MARGIN GUIDANCE Note: In 2017, estimated losses and other charges, net relate primarily to facility consolidation and acquisition related expenses. Low High Forecasted GAAP Gross Margin 54.15% 54.70% Estimated losses and other charges, net 1.25% 1.30% Forecasted Adjusted Gross Margin 55.40% 56.00%

38 APPENDIX P – RECONCILIATION OF 2017 ADJUSTED OPERATING MARGIN GUIDANCE Note: In 2017, estimated losses and other charges, net relate primarily to facility consolidation and acquisition related expenses. Low High Forecasted GAAP Operating Margin 16.50% 17.10% Estimated losses and other charges, net 3.85% 3.90% Estimated intangible amortization expense 5.25% 5.30% Forecasted Adjusted Operating Margin 25.60% 26.30%

39 APPENDIX Q – RECONCILIATION OF 2017 ADJUSTED EARNINGS PER SHARE GUIDANCE Low High Forecasted diluted earnings per share attributable to common shareholders $5.04 $5.08 Restructuring, impairment charges and special items, net of tax $1.35 $1.40 Intangible amortization expense, net of tax $1.60 $1.65 Amortization of debt discount on convertible notes, net of tax $0.01 $0.02 Forecasted adjusted diluted earnings per share $8.00 $8.15

40 Euro to U.S. Dollar exchange rate assumed to be ~1.04 for full year 2017 Adjusted weighted average shares expected to be approximately 46.3 to 46.4 million for full year 2017 Calendar of shipping days: • 5 additional shipping days in Q1’17 vs. Q1’16 • 1 less shipping day in Q2’17 vs. Q2’16 • 5 less shipping days in Q4’17 vs. Q4’16 APPENDIX R – 2017 FINANCIAL OUTLOOK ASSUMPTIONS

41 APPENDIX S – TELEFLEX RESTRUCTURING PLAN SUMMARY Program Estimated Pre-Tax Charges Range Estimated Annualized Pre-Tax Savings Range Once Program is Substantially Complete Year Savings Expected to Begin Year Program Expected to be Substantially Complete 2014 Manufacturing Footprint Realignment Plan $43.0 million to $48.0 million $28.0 million to $33.0 million 1 2015 End of First Half of 2020 2015 Restructuring Programs $6.4 million $15.0 million to $18.0 million 2015 End of 2017 2016 Manufacturing Footprint Realignment Plan $34.0 million to $44.0 million $12.0 million to $16.0 million 2017 End of 2018 Other 2016 Restructuring Programs $5.3 million to $6.2 million $6.9 million to $8.5 million 2017 End of Q1 2018 Total $88.7 million to $104.6 million $61.9 million to $75.5 million 1 = includes expected increase in annual revenues resulting from improved pricing on Vascular kits of between $5 million to $6 million.